Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K/A (the “Report”) of CM Finance Inc (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Michael C. Mauer, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 5, 2017

/s/ Michael C. Mauer
Michael C. Mauer
Chief Executive Officer